                      DEFINITIVE ADDITIONAL PROXY MATERIALS

                       (File Nos. 333-02381 and 811-07589)

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           (AMENDMENT NO. ___________)

Filed by the Registrant                                                     [X]
Filed by a Party other than the Registrant                                  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_] Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

APRIL 25, 2006

THE HARTFORD SMALL COMPANY FUND

                           [FORM OF REMINDER LETTER]


                         THE HARTFORD MUTUAL FUNDS, INC.
                                  ON BEHALF OF
                         THE HARTFORD SMALL COMPANY FUND



                  Your fellow shareholders are counting on you.
                      Please take a minute and vote today!




[_______], 2006

SPECIAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 23, 2006.

Dear Shareholder:

You recently received proxy materials for a Special Meeting of Shareholders scheduled for May 23, 2006. So far, we have not received your vote on the proposal detailed in the proxy materials. Again, we ask that you act promptly, since your vote will help ensure that there will be sufficient participation to hold the meeting as planned and avoid the possibility of a delay. To make sure that your shares are represented, we need to receive your instructions by May 22, 2006.

                               PLEASE VOTE TODAY!

By acting now, you are helping to save the time and expense of additional solicitations.



AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES HAS RECOMMENDED A VOTE "FOR" THE PROPOSAL DETAILED IN YOUR PROXY STATEMENT.


     VOTING IS EASY:

     BY TOUCH-TONE PHONE
     Call the toll-free number indicated on your proxy card.
     Follow the simple voting instructions.

     BY INTERNET
     Log on to the website listed on the proxy card and follow the voting instructions.

     BY MAIL
     Return your executed proxy card in the enclosed postage paid envelope as soon as possible.




                               EVERY VOTE COUNTS!

                           [FORM OF REMINDER LETTER]


                        THE HARTFORD MUTUAL FUNDS, INC.

                                  ON BEHALF OF

                        THE HARTFORD SMALL COMPANY FUND



                 Your fellow shareholders are counting on you.
                      Please take a minute and vote today!





[_______], 2006

SPECIAL MEETING OF SHAREHOLDERS ON TUESDAY, MAY 23, 2006.

Dear Shareholder:

You recently received proxy materials for a Special Meeting of Shareholders scheduled for May 23, 2006. So far, we have not received your vote on the proposal detailed in the proxy materials. Again, we ask that you act promptly, since your vote will help ensure that there will be sufficient participation to hold the meeting as planned and avoid the possibility of a delay. To make sure that your shares are represented, we need to receive your instructions by May 22, 2006.

                               PLEASE VOTE TODAY!

By acting now, you are helping to save the time and expense of additional solicitations.



AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES HAS RECOMMENDED A VOTE "FOR" THE PROPOSAL DETAILED IN YOUR PROXY STATEMENT.

If you have any questions or would like a professional proxy specialist to help you cast your vote, please call the Fund's proxy solicitor, MIS, an ADP Company, toll free at 877-333-2297.

     VOTING IS EASY:

     BY TOUCH-TONE PHONE
     Call the toll-free number indicated on your proxy card.
     Follow the simple voting instructions.

     BY INTERNET
     Log on to the website listed on the proxy card and follow the voting instructions.

     BY MAIL
     Return your executed proxy card in the enclosed postage paid envelope as soon as possible.



                               EVERY VOTE COUNTS!